Digital Media Solutions, Inc. Announces Fourth Quarter And Full Year 2023 Financial Results
•Fourth-quarter net revenue of $86.1 million
•Full year 2023 revenue of $334.9 million
•Fourth-quarter gross margin of 27.8% and Variable Marketing Margin (VMM) of 31.2%1
•Full year gross margin of 24.7% and VMM of 28.9%
•Receives $22 million in new financing from existing lenders
•Initiates review of potential strategic alternatives to maximize value

Clearwater, Fla. -- April 18, 2024 -- Digital Media Solutions, Inc. (OTCMKTS: DMSL) (“DMS” or the “Company”), a leading provider of technology-enabled digital performance advertising solutions connecting consumers and advertisers, today announced financial results for the fourth quarter and full year ended December 31, 2023.

DMS serves approximately 350 scaled enterprise customers and over 4,400 SMBs across the P&C Insurance, Health Insurance, E-Commerce and Career and Education and Consumer Finance verticals with digital performance marketing solutions.

“Our Q4 results reflect improving conditions in the Property and Casualty vertical, which has faced macro headwinds for the past couple of years. We are cautiously optimistic that P&C has hit an inflection point in its recovery, which would help drive growth for DMS in 2024. We also leaned into our key demand- and supply-side partnerships – the bedrock of our business – and continued to execute on our operational initiatives as we work to build a more streamlined, efficient and vertically integrated company”, said Joe Marinucci, CEO of DMS.

“Throughout the quarter, we diligently focused on building a solid foundation that can support our efforts to return to growth as key segments like P&C recover. We are pleased to have exceeded our margin improvement in Q4 and our overall revenue growth over Q3. We remain steadfast in our commitment to managing operating expenses, which are a crucial financial performance lever that we can control”, added Vanessa Guzmán-Clark, CFO.

Full Year 2023 Performance:

(All comparisons are relative to the full year of 2022)

•Net revenue of $334.9 million, down 14.4%
•Gross profit margin of 24.7%, a decrease of 1.7 PPTS
•Variable Marketing Margin of 28.9%, a decrease of 3.8 PPTS
•Operating expenses totaled $176.9 million, an increase of $31.1 million
•Net loss of $122.7 million compared to net loss of $52.5 million
•Adjusted EBITDA of $9.9 million compared to $25.7 million
•EPS of $(31.96) compared to $(12.38)
•Ended the year with $19.0 million in cash and cash equivalents and restricted cash, and total debt of $289.1 million.

Full Year 2023 Segment Performance (including intercompany revenue):

(All comparisons are relative to the full year of 2022)

•Brand Direct Solutions generated revenue of $204.5 million, up 0.1%. Gross margin was 19.5%, down from 21.0%.
•Marketplace Solutions generated revenue of $149.8 million, down 30.8%. Gross margin was 24.4%, up from 24.1%.
•Technology Solutions generated revenue of $8.3 million, down 14.9%. Gross margin was 77.6%, down from 85.4%.

Recent Developments

On April 17, 2024, DMS secured commitments for $22 million in new financing from certain of its existing lenders.

The Company also announced that its Board of Directors has initiated a process to evaluate potential strategic alternatives to maximize value. As part of the process, the Board will consider a full range of strategic, operational and financial alternatives, including a potential sale of the Company. DMS has retained Houlihan Lokey as its financial advisor to assist with the strategic review process.

1 Variable Marketing Margin (VMM) and Adjusted EBITDA, as well as certain other measures in this release, are non-GAAP financial measures. See "Non-GAAP Measures" for how we define these measures and the financial tables that accompany this release for reconciliations of these measures to the closest comparable GAAP measures.

“We’ve built a robust fundamental business with blue-chip clients across the insurance, nonprofit and e-commerce industries”, Mr. Marinucci added. “While we are well-positioned to capitalize on new opportunities as certain of our markets rebound, we have determined that now is the right time to initiate a review of strategic alternatives to maximize value and ensure the Company is best positioned for long-term success”.

Mr. Marinucci concluded, “we are pleased to have the support of our lenders who have provided us additional financing and flexibility to support our operations as we work through this process”.

Forward-Looking Statements:

This press release includes forward-looking statements within the meaning of that term in Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and are made in reliance upon the protections provided by such acts for forward-looking statements and the Private Securities Litigation Reform Act of 1995. These forward-looking statements are often identified by words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “assume,” “likely,” “predicts,” “potential,” “continue,” and similar expressions. These forward-looking statements include, without limitation, our expectations with respect to DMS’s future performance and ability to implement our strategy, and are based on the beliefs and expectations of our management team from the information available at the time such statements are made. These forward-looking statements involve a number of judgments, risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside our control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) financial and business performance, including our business metrics and potential liquidity; (2) changes in our strategy, future operations, financial position, estimated revenues and losses, projected costs, prospects and plans, including related to the strategic review process (as mentioned above) and the potential sale of all or part of our business; (3) ability to attain the expected financial benefits from the ClickDealer transaction; (4) any impacts to the ClickDealer business from our acquisition thereof; (5) ability to successfully recover should DMS experience a disaster or other business continuity problem from a hurricane, flood, earthquake, terrorist attack, pandemic, security breach, cyber attack, data breach, power loss, telecommunications failure or other natural or man-made event; (6) ability to manage our international expansion as a result of the ClickDealer acquisition, including operations in the Ukraine; (7) the Company’s exposure to potential criminal sanctions or civil penalties for noncompliance with foreign and U.S. laws and regulations that are applicable in the domestic and international jurisdictions in which it operates, including sanctions laws relating to countries such as Iran, Russia, Sudan, Syria and Venezuela, anti-corruption laws such as the U.S. Foreign Corrupt Practices Act and the U.K. Bribery Act of 2010, and local laws prohibiting corrupt payments to government officials, as well as import and export restrictions; (8) changes in client demand for our services and our ability to adapt to such changes; (9) the entry of new competitors in the market; (10) the ability to maintain and attract consumers and advertisers in the face of changing economic or competitive conditions; (11) the ability to maintain, grow and protect the data DMS obtains from consumers and advertisers, and to ensure compliance with data privacy regulations in newly entered markets; (12) the performance of DMS’s technology infrastructure; (13) ability to protect DMS’s intellectual property rights; (14) ability to successfully source, complete and integrate acquisitions; (15) ability to improve and maintain adequate internal controls over financial and management systems, and remediate material weaknesses therein, including relating to revenue and the impairment of goodwill and intangible assets; (16) the continuously evolving laws and regulations applicable to our business in the United States and around the world and our ability to maintain compliance therewith; (17) our substantial levels of indebtedness; (18) our ability to maintain adequate operational and financial resources or raise additional capital or generate sufficient cash flows, including our ability to service our debt obligations under our senior secured credit facility, entered into on May 25, 2021 (as amended from time to time, the “Credit Facility”); (19) our ability to comply with the covenants in our Credit Facility and our obligations to the holders of our Series A convertible redeemable Preferred Stock and Series B convertible redeemable Preferred Stock; (20) volatility in the trading price of our common stock and our public warrants and fluctuations in value of our private placement warrants and Preferred Warrants; and (21) other risks and uncertainties indicated from time to time in DMS’s filings with the U.S. Securities and Exchange Commission (“SEC”), including those under “Risk Factors” in our Annual Report on Form 10-K for the fiscal year 2023 (as may be amended) and in DMS’s subsequent filings with the SEC.

There may be additional risks that we consider immaterial or which are unknown, and it is not possible to predict or identify all such risks.

We caution that the foregoing list of factors is not exclusive. In addition, we caution readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. For the avoidance of doubt, there can be no assurance that the review process will result in any strategic alternative being consummated (including the sale of all or part of the Company), or any assurance as to the review process’s outcome, timing or ultimate potential value to our equityholders and other stakeholders. We do not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based. These forward-looking statements are based on information available as of the date hereof, and current expectations, forecasts and assumptions. Our forward-looking statements do not reflect the potential impact of any future acquisitions, mergers, dispositions, joint ventures, investments or similar transactions, including related to our strategic review process.

About DMS:

Digital Media Solutions, Inc. (DMS) drives better business results by connecting high-intent consumers with advertisers across our core verticals; Insurance (auto, home, health), Education and Consumer/E-Commerce. Our innovative solutions help consumers shop and save, while helping our advertisers achieve above average return on ad spend. Learn more at https://digitalmediasolutions.com.

Investor Relations
investors@dmsgroup.com

For inquiries related to media, contact marketing@dmsgroup.com

For the full press release, please visit https://investors.digitalmediasolutions.com/news/default.aspx

DIGITAL MEDIA SOLUTIONS, INC.
Consolidated Balance Sheets
(in thousands, except per share data)

	December 31, 2023	December 31, 2022
Assets
Current assets:
Cash and cash equivalents	$18,466	$48,839
Restricted cash	502	—
Accounts receivable, net of allowances of $4,172 and $4,656, respectively	35,322	48,109
Contract assets - current, net	6,467	—
Prepaid and other current assets	2,908	3,296
Income tax receivable	2,133	1,966
Total current assets	65,798	102,210
Property and equipment, net	15,390	17,702
Operating lease right-of-use assets, net	862	2,187
Goodwill	32,849	77,238
Intangible assets, net	29,441	27,519
Contract assets - non-current, net	1,632	—
Other assets	1,315	765
Total assets	$147,287	$227,621
Liabilities, Preferred Stock and Stockholders' Deficit
Current liabilities:
Accounts payable	$41,235	$39,908
Accrued expenses and other current liabilities	10,548	7,101
Current portion of long-term debt	2,750	2,250
Tax Receivable Agreement liability	164	164
Operating lease liabilities - current	1,812	2,175
Contingent consideration payable - current	1,000	1,453
Total current liabilities	57,509	53,051
Long-term debt	286,353	254,573
Deferred tax liabilities	314	1,112
Operating lease liabilities - non-current	532	2,232
Warrant liabilities	82	600
Contingent consideration payable - non-current	512	—
Total liabilities	345,302	311,568
Preferred stock, $0.0001 par value, 100,000 shares authorized; 80 Series A and 60 Series B convertible redeemable issued and outstanding, respectively at December 31, 2023	16,646	—
Stockholders' deficit:
Class A common stock, $0.0001 par value, 500,000 shares authorized; 2,766 issued and outstanding at December 31, 2023	4	4
Class B convertible common stock, $0.0001 par value, 60,000 shares authorized; 1,672 issued and outstanding at December 31, 2023	3	3
Class C convertible common stock, $0.0001 par value, 40,000 authorized; none issued and outstanding at December 31, 2023	—	—
Additional paid-in capital	(80,523)	(14,054)
Treasury stock, at cost, 7 and 9 shares, respectively	(235)	(181)
Cumulative deficit	(126,230)	(32,896)
Total stockholders' deficit	(206,981)	(47,124)
Non-controlling interest	(7,680)	(36,823)
Total deficit	(214,661)	(83,947)
Total liabilities, preferred stock and stockholders' deficit	$147,287	$227,621

DIGITAL MEDIA SOLUTIONS, INC.
Consolidated Statements of Operations
(Unaudited)
(in thousands, except per share data)

	Years Ended December 31,
	2023	2022

Net revenue	$334,949	$391,148
Cost of revenue (exclusive of depreciation and amortization)	252,050	287,820
Salaries and related costs	43,583	49,872
General and administrative expenses	46,578	41,878
Depreciation and amortization	19,460	28,242
Impairment of goodwill	49,390	—
Impairment of intangible assets	16,744	21,570
Acquisition costs	3,020	1,650
Change in fair value of contingent consideration liabilities	(1,833)	2,583
Loss from operations	(94,043)	(42,467)
Interest expense, net	38,634	17,366
Change in fair value of warrant liabilities	(9,185)	(3,360)
Change in Tax Receivable Agreement liability	—	125
Other (1)	(9)	7
Net loss before income taxes	(123,483)	(56,605)
Income tax benefit	(790)	(4,105)
Net loss	(122,693)	(52,500)
Net loss attributable to non-controlling interest	(41,012)	(20,548)
Net loss attributable to Digital Media Solutions, Inc.	$(81,681)	$(31,952)

Weighted-average Class A common shares outstanding – basic	2,920	2,581
Weighted-average Class A common shares outstanding – diluted	2,920	2,583

Loss per share attributable to Digital Media Solutions, Inc.:
Basic – per Class A common shares	$(31.96)	$(12.38)
Diluted – per Class A common shares	$(31.96)	$(12.37)
____________________
(1)Represents Foreign exchange gain and (Gain) loss on disposal of assets.

DIGITAL MEDIA SOLUTIONS, INC.
Consolidated Statements of Cash Flows
(Unaudited)
(in thousands)

	Years Ended December 31,
	2023	2022
Cash flows from operating activities
Net loss	$(122,693)	$(52,500)
Adjustments to reconcile net loss to net cash used in operating activities
Allowance for credit losses - Accounts receivable, net	1,756	1,761
Allowance for credit losses - Contract assets, net	2,337	—
Depreciation and amortization	19,460	28,242
Amortization of right-of-use assets	648	937
(Gain) loss on disposal of assets	(3)	7
Impairment of goodwill	49,390	—
Impairment of intangible assets	16,744	21,570
Lease restructuring charges	—	438
Loss on termination of operations	869	—
Stock-based compensation, net of amounts capitalized	3,051	6,656
Interest expense paid-in-kind	23,482	—
Amortization of debt issuance costs	2,398	1,490
Deferred income tax benefit, net	(798)	(4,108)
Change in fair value of contingent consideration	(1,905)	2,583
Change in fair value of warrant liabilities	(9,185)	(3,360)
Loss from preferred warrants issuance	553	—
Change in Tax Receivable Agreement liability	—	(1,146)
Change in income tax receivable and payable	(167)	9
Change in accounts receivable	17,942	1,984
Change in contract assets	(10,436)	—
Change in prepaid expenses and other current assets	798	416
Change in operating right-of-use assets	757	—
Change in accounts payable and accrued expenses	(735)	(3,055)
Change in operating lease liabilities	(2,143)	(2,102)
Change in other liabilities	—	(137)
Net cash used in operating activities	(7,880)	(315)
Cash flows from investing activities
Additions to property and equipment	(6,624)	(6,744)
Acquisition of business, net of cash acquired	(33,564)	(2,502)
Net cash used in investing activities	(40,188)	(9,246)
Cash flows from financing activities
Proceeds from borrowings on revolving credit facilities	10,000	40,000
Payments of long-term debt and notes payable	(2,250)	(2,250)
Payments of borrowings on revolving credit facilities	(250)	—
Payment of debt issuance costs	(1,928)	—
Proceeds from preferred shares and warrants issuance, net	13,107	—
Purchase of treasury stock related to stock-based compensation	(54)	(181)
Distributions to non-controlling interest holders	—	(563)
Payment of deferred consideration and contingent consideration payable	(428)	(5,000)
Net cash provided by financing activities	18,197	32,006
Net change in cash and cash equivalents and restricted cash	(29,871)	22,445
Cash and cash equivalents and restricted cash, beginning of period	48,839	26,394
Cash and cash equivalents and restricted cash, end of period	$18,968	$48,839

	Years Ended December 31,
	2023	2022
Supplemental Disclosure of Cash Flow Information
Cash Paid During the Period For
Interest	$13,074	$15,574
Income taxes	170	1,214
Non-Cash Transactions:
Contingent and deferred acquisition consideration	$2,392	$3,014
Stock-based compensation capitalized in property and equipment	635	469
Capital expenditures included in accounts payable	155	151
Issuance of equity for Crisp Results	—	10,000
Accretion and Dividends - Preferred Series A and B	11,653	—
Debt amendment fees paid-in-kind	5,410	—
Interest paid-in-kind	23,482	—

Non-GAAP Financial Measures

In addition to providing financial measurements based on accounting principles generally accepted in the United States of America (“GAAP”), this earnings release includes additional financial measures that are not prepared in accordance with GAAP (“non-GAAP”), including Variable Marketing Margin, Adjusted EBITDA, Unlevered Free Cash Flow, Adjusted Net Income and Adjusted EPS. A reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures can be found below.

As explained further below, we use these financial measures internally to review the performance of our business units without regard to certain accounting treatments, non-operational, extraordinary or non-recurring items. We believe that presentation of these non-GAAP financial measures provides useful information to investors regarding our results of operations. Because of these limitations, management relies primarily on its GAAP results and uses non-GAAP measures only as a supplement.

Variable Marketing Margin

Variable Marketing Margin is a measure of the efficiency of the Company’s revenue generation efforts, measuring revenue after subtracting the variable marketing and direct media costs that are directly associated with revenue generation. Variable Marketing Margin and Variable Marketing Margin % of revenue are key reporting metrics by which the Company measures the efficacy of its marketing and media acquisition efforts.

Variable Marketing Margin is defined as revenue less variable marketing expense. Variable marketing expense is defined as the expense attributable to variable costs paid for direct marketing and media acquisition costs, and includes only the portion of cost of revenue attributable to costs paid for this direct marketing activity and advertising acquired for resale to the Company’s customers, and excludes overhead, fixed costs and personnel-related expenses. The majority of these variable advertising costs are expressly intended to drive traffic to our websites and to our customers’ websites, and these variable advertising costs are included in cost of revenue on the company's consolidated statements of operations.

Below is a reconciliation of net loss to Variable Marketing Margin and net loss % of revenue to Variable Marketing Margin % of revenue.

The following table provides a reconciliation of Variable Marketing Margin to net loss, the most directly comparable GAAP measure (in thousands, except percentages):

	Three Months Ended December 31,		Years Ended December 31,
	2023	2022	2023	2022
Net loss	$(37,394)	$(25,135)	$(122,693)	$(52,500)
Net loss % of revenue	(43)%	(25)%	(37)%	(13)%

Adjustments to reconcile to variable marketing margin:
Cost of revenue adjustment (1)	2,986	5,879	13,920	24,470
Salaries and related costs	9,100	11,260	43,583	49,872
General and administrative expenses	11,504	9,257	46,578	41,878
Acquisition costs	—	1,344	3,020	1,650
Depreciation and amortization	3,727	6,866	19,460	28,242
Impairment of goodwill	15,595	—	49,390	—
Impairment of intangible assets	8,953	21,570	16,744	21,570
Change in fair value of contingent consideration	(1,620)	50	(1,905)	2,583
Change in fair value of warrant liabilities	(636)	(880)	(9,185)	(3,360)
Change in Tax Receivable Agreement liability	—	245	—	125
Other (2)	(20)	7	(9)	7
Interest expense, net	12,903	5,292	38,634	17,366
Income tax benefit	1,708	(4,925)	(790)	(4,105)
Total adjustments	64,200	55,965	219,440	180,298
Variable marketing margin	$26,806	$30,830	$96,747	$127,798
Variable marketing margin % of revenue	31%	31%	29%	33%
______________
(1)Represents amounts reported as cost of revenue that are not direct media costs associated with lead sales, which were added back for the purpose of the Variable Marketing Margin (“VMM”).
(2)Represents Foreign exchange loss (gain) and Gain on disposal of assets.

Adjusted EBITDA, Unlevered Free Cash Flow and Unlevered Free Cash Flow Conversion

Adjusted EBITDA is defined as net (loss) income, excluding (a) interest expense, (b) income tax benefit, (c) depreciation and amortization, (d) impairment of intangible assets and goodwill, (e) change in fair value of warrant liabilities, (f) debt extinguishment, change in fair value of contingent consideration liabilities and certain professional fees, (g) stock-based compensation, (h) change in Tax Receivable Agreement liability, (i) restructuring costs, (j) acquisition costs and (gain) loss on disposal of assets, and (k) other expense.

In addition, we adjust to take into account estimated cost synergies related to our acquisitions. These adjustments are estimated based on cost-savings that are expected to be realized within our acquisitions over time as these acquisitions are fully integrated into DMS. These cost-savings result from the removal of cost and or service redundancies that already exist within DMS, technology synergies as systems are consolidated and centralized, headcount reductions based on redundancies, right-sized cost structure of media and service costs utilizing the most beneficial contracts within DMS and the acquired companies with external media and service providers. We believe that these non-synergized costs tend to overstate our expenses during the periods in which such synergies are still being realized.

Furthermore, in order to review the performance of the combined business over periods that extend prior to our ownership of the acquired businesses, we include the pre-acquisition performance of the businesses acquired. Management believes that doing so helps to understand the combined operating performance and potential of the business as a whole and makes it easier to compare performance of the combined business over different periods.

Unlevered Free Cash Flow is defined as Adjusted EBITDA, less capital expenditures, and Unlevered Free Cash Flow Conversion is defined as Unlevered Free Cash Flow divided by Adjusted EBITDA.

The following table provides a reconciliation between Adjusted net income and Adjusted EBITDA, and Unlevered Free Cash Flow, from Net loss, the most directly comparable GAAP measure (in thousands):

	Three Months Ended December 31,		Years Ended December 31,
	2023	2022	2023	2022
Net loss	$(37,394)	$(25,135)	$(122,693)	$(52,500)
Adjustments
Interest expense, net	12,903	5,292	38,634	17,366
Income tax benefit	1,708	(4,925)	(790)	(4,105)
Depreciation and amortization	3,727	6,866	19,460	28,242
Impairment of goodwill	15,595	—	49,390	—
Impairment of intangible assets	8,953	21,570	16,744	21,570
Change in fair value of warrant liabilities	(636)	(880)	(9,185)	(3,360)
Change in fair value of contingent consideration liabilities	(1,548)	51	(1,833)	2,583
Legal and professional fees - Equity Cure & Debt Amendment	929	—	4,809	—
Change in Tax Receivable Agreement liability	—	245	—	125
Stock-based compensation expense	431	1,324	3,051	6,656
Restructuring costs	648	146	6,298	2,312
Acquisition and other related costs (1)	—	1,344	3,833	1,650
(Gain) loss on disposal of assets	—	7	(3)	7
Other expense (2)	411	1,170	2,178	5,110
Adjusted EBITDA	5,727	7,075	9,893	25,656
Less: Capital Expenditures	2,124	1,497	6,624	6,744
Unlevered free cash flow	$3,603	$5,578	$3,269	$18,912
Unlevered free cash flow conversion	62.9%	78.8%	33.0%	73.7%
____________________
(1)Includes transaction fees in connection with the ClickDealer acquisition, pre-acquisition expenses, preferred warrants issuance costs, and post-acquisition related costs.
(2)Includes compliance-related legal and professional fees pre-acquisition transactions, and in 2022, costs associated with the Company’s strategic alternatives.

A reconciliation of Unlevered Free Cash Flow to net cash provided by operating activities, the most directly comparable GAAP measure, is presented below (in thousands):

	Three Months Ended December 31,		Years Ended December 31,
	2023	2022	2023	2022
Unlevered free cash flow	$3,603	$5,578	$3,269	$18,912
Capital expenditures	2,124	1,497	6,624	6,744
Adjusted EBITDA	5,727	7,075	9,893	25,656
Impairment of goodwill	15,595	—	49,390	—
Impairment of intangible assets	8,953	21,570	16,744	21,570
Acquisition and other related costs (1)	—	1,344	3,833	1,650
Change in fair value of contingent consideration liabilities	(1,548)	51	(1,833)	2,583
Other expenses (2)	411	1,170	2,178	5,110
Stock-based compensation	431	1,324	3,051	6,656
Restructuring costs	648	146	6,298	2,312
Change in fair value of warrant liabilities	(636)	(880)	(9,185)	(3,360)
Legal and professional fees - Equity Cure & Debt Amendment	929	—	4,809	—
(Gain) loss on disposal of assets	—	7	(3)	7
Subtotal before additional adjustments	(19,056)	(17,657)	(65,389)	(10,872)
Less: Interest expense, net	12,903	5,292	38,634	17,366
Less: Income tax benefit	1,708	(4,925)	(790)	(4,105)
Less: Change in Tax Receivable Agreement liability - Consolidated statements of operations	—	245	—	125
Allowance for credit losses - Accounts receivable, net	40	456	1,756	1,761
Allowance for credit losses - Contract assets, net	2,337	—	2,337	—
Amortization of right-of-use assets	126	937	648	937
(Gain) loss on disposal of assets	—	7	(3)	7
Impairment of goodwill	15,595	—	49,390	—
Impairment of intangible assets	8,953	21,570	16,744	21,570
Lease restructuring charges	—	605	—	438
Loss on termination of operations	869	—	869	—
Stock-based compensation, net of amounts capitalized	431	1,324	3,051	6,656
Interest expense paid-in-kind	12,065	—	23,482	—
Amortization of debt issuance costs	(65)	341	2,398	1,490
Deferred income tax benefit, net	1,282	(2,948)	(798)	(4,108)
Change in fair value of contingent consideration	(1,620)	50	(1,905)	2,583
Change in fair value of warrant liabilities	(636)	(880)	(9,185)	(3,360)
Loss from preferred warrants issuance	—	—	553	—
Change in Tax Receivable Agreement liability - Consolidated statements of cash flows	—	(1,026)	—	(1,146)
Change in income tax receivable and payable	446	(1,288)	(167)	9
Change in accounts receivable	3,298	(2,840)	17,942	1,984
Change in contract assets	(10,436)	—	(10,436)	—
Change in prepaid expenses and other current assets	877	(704)	798	416
Change in operating right-of-use assets	87	—	757	—
Change in accounts payable and accrued expenses	5,463	2,286	(735)	(3,055)
Change in operating lease liabilities	(485)	(2,102)	(2,143)	(2,102)
Change in other liabilities	—	57	—	(137)
Net cash used in operating activities	$4,960	$(2,424)	$(7,880)	$(315)
____________________
(1)Includes transaction fees in connection with the ClickDealer acquisition, pre-acquisition expenses, preferred warrants issuance costs, and post-acquisition related costs.
(2)Includes compliance-related legal and professional fees pre-acquisition transactions, and in 2022, costs associated with the Company’s strategic alternatives.

Adjusted Net Income and Adjusted EPS

We use the non-GAAP measures Adjusted Net Income (or Adjusted Net Loss, if applicable) and Adjusted EPS to assess operating performance. Management believes that these measures provide investors with useful information on period-to-period performance as evaluated by management and comparison with our past financial and operating performance. Management also believes these non-GAAP financial measures are useful in evaluating our operating performance compared to that of other companies in our industry, as this metric generally eliminates the effects of certain items that may vary from company to company for reasons unrelated to overall operating performance. We define Adjusted Net Income (Loss) as net loss attributable to Digital Media Solutions, Inc. adjusted for (x) costs associated with the change in fair value of warrant liabilities, debt extinguishment, acquisition-related costs, equity based compensation and restructuring charges and (y) the reallocation of net income (loss) attributable to non-controlling interests from the assumed acquisition by Digital Media Solutions, Inc. of all units of Digital Media Solutions Holdings, LLC (“DMSH LLC”) (other than units held by subsidiaries of Digital Media Solutions, Inc.) for newly-issued shares of Class A Common Stock of Digital Media Solutions, Inc. on a one-to-one basis. We define Adjusted EPS as adjusted net income or loss attributable to Digital Media Solutions, Inc. divided by the weighted-average shares of Class A Common Stock outstanding, assuming the acquisition by Digital Media Solutions, Inc. of all outstanding DMSH LLC units (other than units held by subsidiaries of Digital Media Solutions, Inc.) and Preferred Stock Units for newly-issued shares of Class A Common Stock on a one-to-one-basis.

The following table presents a reconciliation between GAAP Earnings Per Share and Non-GAAP Adjusted Net Income and Adjusted EPS (in thousands, except per share data):

	Three Months Ended December 31,		Years Ended December 31,
	2023	2022	2023	2022
Numerator:
Net loss	$(37,394)	$(25,135)	$(122,693)	$(52,500)
Net loss attributable to non-controlling interest	(6,445)	$(4,010)	(41,012)	(20,548)
Accretion and dividend Series A and B convertible redeemable preferred stock	(156)	$—	(11,653)	—
Net loss attributable to Digital Media Solutions, Inc. - Class A common stock - basic	$(31,105)	$(21,125)	$(93,334)	$(31,952)

Denominator:
Weighted-average Class A common shares outstanding – basic	3,510	2,664	2,920	2,581
Add: dilutive effects of Class B convertible common stock	—	1,713	—	—
Add: dilutive effects of equity awards under the 2020 Omnibus Incentive Plan	—	—	—	2
Weighted-average Class A common shares outstanding – diluted	3,510	4,377	2,920	2,583

Net loss per common share:
Basic – per Class A common shares	$(8.86)	$(7.93)	$(31.96)	$(12.38)
Diluted – per Class A common shares	$(8.86)	$(5.74)	$(31.96)	$(12.37)

	Three Months Ended December 31,		Years Ended December 31,
	2023	2022	2023	2022
Numerator:
Net loss attributable to Digital Media Solutions, Inc. - Class A common stock - basic and diluted	$(31,105)	$(21,125)	$(93,334)	$(31,952)
Add adjustments:
Change in fair value of warrant liabilities	(636)	(880)	(9,185)	(3,360)
Acquisition costs	—	1,344	3,833	1,650
Change in fair value of contingent consideration liabilities	(1,548)	51	(1,833)	2,583
Restructuring costs	648	146	6,298	2,312
Stock-based compensation expense	431	1,324	3,051	6,656
	(1,105)	1,985	2,164	9,841
Adjusted net loss attributable to Digital Media Solutions, Inc. - basic and diluted	(32,210)	(19,140)	(91,170)	(22,111)

Denominator:
Weighted-average shares outstanding - basic	3,510	2,664	2,920	2,581
Weighted-average LLC Units of DMSH, LLC that are convertible into Class A common stock	1,713	2	1,713	1,634
Weighted-average Preferred Stock Units that are convertible into Class A common stock	2,317	—	1,738	—
	7,540	2,666	6,371	4,215

Adjusted EPS - basic and diluted	$(4.27)	$(7.18)	$(14.31)	$(5.25)